UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 20, 2024

MSC Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders
On December 20, 2024, the Board of Directors (the “Board”) of MSC Income Fund, Inc. (the “Company”), including the Company’s independent directors, approved and adopted the second amended and restated distribution reinvestment plan (the “New DRIP”), to replace the Company’s current distribution reinvestment plan (the “Existing DRIP”) effective upon a listing of the Company’s shares of common stock (“Common Stock”) on a national securities exchange (such as the New York Stock Exchange) (a “Listing”) and applying to the reinvestment of cash distributions payable on any date on or after the Listing. There can be no assurance that the Company will be able to complete a Listing in any certain timeframe or at all.
Under the Existing DRIP and prior to the Listing, cash distributions to participating stockholders who “opt in” to the Existing DRIP are reinvested in additional shares of Common Stock. The number of shares of Common Stock issued to a stockholder under the Existing DRIP is determined by dividing the total dollar amount of the distribution payable to such stockholder by a price per share of Common Stock determined by the Board or a committee thereof, in its sole discretion, that is (i) not less than the net asset value per share of Common Stock determined in good faith by the Board or a committee thereof, in its sole discretion, within 48 hours prior to the payment of the distribution and (ii) not more than 2.5% greater than the net asset value per share as of such date.
The New DRIP is an “opt out” distribution reinvestment plan. The New DRIP provides for the reinvestment of dividends on behalf of the Company’s registered stockholders who hold their shares with SS&C GIDS, Inc., the Company’s transfer agent and registrar (the “DRIP Administrator”), or certain brokerage firms that have elected to participate in the New DRIP, unless a stockholder has elected to receive dividends in cash. As a result, under the New DRIP, if the Board declares a cash dividend, the Company’s registered stockholders (or stockholders holding shares through participating brokerage firms) who have not properly “opted out” of the New DRIP will have their cash dividends automatically reinvested into additional shares of Common Stock. Stockholders of the Company who did not elect to “opt in” to the Existing DRIP in effect prior to the effective date of the New DRIP will be deemed to have made an election to “opt out” of the New DRIP as of the effective date of the New DRIP and to continue to receive cash.
No action will be required on the part of a registered stockholder who has not “opted out” of the New DRIP to have their cash dividends reinvested in shares of Common Stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the DRIP Administrator in writing so that such notice is received by the DRIP Administrator no later than ten days before the payment date for a particular dividend to stockholders. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
To implement the New DRIP, the Company may use newly issued shares of Common Stock or it may instruct the DRIP Administrator to purchase shares of Common Stock in the open market, in each case to the extent permitted under applicable law, whether the Company’s Common Stock is trading at, above or below net asset value. If newly issued shares are used to implement the New DRIP, the number of shares to be delivered to a participating stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the closing sales price per share of Common Stock reported on the New York Stock Exchange on the trading day immediately preceding the applicable distribution payment date (or, if no sale is reported for such date, at the average of their reported bid and asked prices). If shares of Common Stock are purchased in the open market by the DRIP Administrator to implement the New DRIP, the number of shares to be delivered to a participating stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price paid per share for all the shares of Common Stock purchased by the DRIP Administrator in connection with such purchases on the open market. Participating stockholders will not be charged any fees or commissions with respect to open market purchases. The Company will pay the DRIP Administrator’s fees and expenses under the New DRIP.
Registered stockholders may change their election under the New DRIP at any time without penalty upon ten days’ written notice to the DRIP Administrator of such change. If the DRIP Administrator receives a stockholder’s properly executed change of election no later than ten days prior to the next distribution payment date, such election will be effective with respect the next distribution payable.

The foregoing description of the New DRIP as set forth in this Item 3.03 is a summary only and is qualified in all respects by the provisions of the New DRIP, a form of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
In connection with the potential Listing, the Board has adopted the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), which will become effective upon the date of Listing. The Amended Bylaws, among other things:
•Increase the percentage of stockholders required in order to cause the Company to call a special meeting of stockholders from 10% of all votes entitled to be cast at such meeting to a majority of all votes entitled to be cast at such meeting;
•Add Section 3(b) to the Amended Bylaws, which includes additional procedural and informational requirements relating to a stockholder request to call a special meetings of stockholders;
•Eliminate the requirement that the Company make a stockholder list available for inspection at a meeting of stockholders; and
•Reduce the maximum number of directors of the Company from 15 to 10.
The foregoing description of the Amended Bylaws, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Amended Bylaws, a form of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1
Form of Second Amended and Restated Bylaws (filed as Exhibit (b)(2) to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-282501) and incorporated herein by reference).

4.1
Form of Second Amended and Restated Distribution Reinvestment Plan (filed as Exhibit (e)(2) to Pre-Effective Amendment No. 2 to the Company’s Registration Statement on Form N-2 (File No. 333-282501) and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.

Date: December 27, 2024	By:	/s/ Cory E. Gilbert
Name: Cory E. Gilbert
Title: Chief Financial Officer